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                                                              Exhibit 99.(b)(14)

                                POWER OF ATTORNEY

The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of variable annuity contracts and variable life insurance policies issued by Farm Bureau Life Insurance Company.

SIGNATURE                              TITLE                      DATE
/s/ Eric K. Aamundstad                 Director                   03-29-04
/s/ Steve L. Baccus                    Director                   02-19-04
/s/ William C. Bruins                  Director                   02-18-04
/s/ Al Christopherson                  Director                   02-27-04
/s/ Alan L. Foutz                      Director                   03-08-04
/s/ Philip A. Hemesath                 Director                   02-20-04
/s/ Karen J. Henry                     Director                   02-27-04
/s/ Craig D. Hill                      Director                   02-19-04
/s/ Leland J. Hogan                    Director                   02-26-04
/s/ Daniel L. Johnson                  Director                   02-18-04
/s/ Richard G. Kjerstad                Director                   02-20-04
/s/ G. Steven Kouplen                  Director                   02-19-04
/s/ Craig A. Lang                      Director                   02-18-04
/s/ David R. Machacek                  Director                   02-14-04
/s/ David L. McClure                   Director                   02-19-04
/s/ Charles E. Norris                  Director                   02-18-04
/s/ Keith R. Olsen                     Director                   02-26-04
/s/ Frank S. Priestly                  Director                   02-23-04
/s/ Kevin G. Rogers                    Director                   03-23-04
/s/ Michael White                      Director                   03-01-04